UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2026

BTCS LABS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56785	39-3796133
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 W. Lancaster Ave #135, Wayne, PA 19087

(Address of principal executive offices, and Zip Code)

(610) 422-9477

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 29, 2026, BTCS Labs Inc. (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of $25,000 to Charles Allen, the Company’s Chief Executive Officer and a member of its board of directors, in consideration of a loan in that amount made by Mr. Allen to the Company.

Interest accrues on the outstanding principal amount of the Note at the rate of six percent (6%) per annum, compounded annually on December 31 of each year, with all interest accrued and unpaid as of each such date added to and thereafter treated as principal for purposes of calculating interest under the Note. All principal and accrued and unpaid interest under the Note is due and payable on the earlier of (i) December 31, 2030 and (ii) the date on which the individuals who constitute the Company’s board of directors as of July 29, 2026 cease to constitute a majority of the board of directors of the Company (the “Maturity Date”). The Company may prepay the Note in whole or in part at any time or from time to time prior to the Maturity Date without premium or penalty. Upon the occurrence of an event of default that remains uncured for five days, interest accrues at the rate of fifteen percent (15%) per annum. The Note is unsecured and is not convertible into any equity securities of the Company.

Mr. Allen is an executive officer and a director of the Company, and the issuance of the Note therefore constitutes a related party transaction. The issuance of the Note was approved by the Company’s board of directors.

The foregoing description of the Note is a summary only, does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

10.1	Promissory Note, dated July 29, 2026, issued by BTCS Labs Inc. to Charles Allen

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTCS LABS INC.

Date: July 31, 2026	By:	/s/ Charles Allen
	Name:	Charles Allen
	Title:	Chief Executive Officer

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